StoneCastle Financial Corp.

Consolidated Schedule of Investments (unaudited)

As of September 30, 2020

		# of
		Shares/Par
Company(1)	Investment	Amount(2)	Fair Value(3)
Term Loans – 16.2%
Banking – 16.2%
American Capital Bancorp	Subordinated Term Loan, 9.00%, 4/1/2028	$7,000,000	$6,965,000
Equity Bancshares Inc.	Subordinated Term Loan, 7.00%, 6/30/2030	$5,000,000	5,075,000
F.N.B.C. of La Grange, Inc.	Subordinated Term Loan, 6.38%*, 1/1/2030	$700,000	665,000
TransPecos Financial Corp.	Senior Term Loan, 9.00%, 10/1/2028	$4,000,000	3,880,000
Tulsa Valley Bancshares	Subordinated Term Loan, 6.38%*, 12/31/2028	$1,700,000	1,615,000
Young Partners, L.P.	Secured Term Loan, 10.50%, 11/9/2020	$4,565,000	4,062,850
	Total Term Loans (Cost $22,919,376)		22,262,850
Structured Debt Securities – 16.6%
Banking – 16.6%
Community Funding 2018, LLC.	Preferred Shares(4) (Estimated effective yield 9.34%), 144A(5)	$22,860,000	19,602,450
MMCapS Funding I, Ltd. / MMCapS Funding I, Inc.	Fixed Rate Senior Notes, 8.04%, 6/8/2031, 144A(5)	$2,193,786	1,382,085
Preferred Term Securities, Ltd. / Preferred Term Securities, Inc.	Fixed Rate Mezzanine Notes, 9.74%, 9/15/2030, 144A(5)	$566,727	528,118
U.S. Capital Funding I, Ltd. / U.S Capital Funding I, Corp.	Subordinate Income Note, (Estimated effective yield 17.94%), 5/1/2034, 144A(5)	$4,700,000	1,292,500
	Total Structured Debt Securities (Cost $25,803,504)		22,805,153
Regulatory Capital Securities – 40.7%
Banking – 40.7%
Deutsche Bank AG	Senior Unsecured Debt Obligation, Credit Linked to CRAFT 2018-2A, 11.83%^, 1/20/2026, 144A(5)	$10,000,000	8,562,500
Goldman Sachs Bank	Senior Unsecured Debt Obligation, Credit Linked Notes, 8.45%^, 9/24/2025, 144A(5)(6)	$10,995,000	10,995,000
Manitoulin Ltd.	Guarantee Linked Notes to Muskoka Series 2018-1, Class C, 4.70%^, 9/10/2024, 144A(5)(6)	$4,000,000	3,890,400
Marshall Holdings Limited	Variable Rate Perpetual Preferred Stock(4) (Estimated effective yield 12.34%)(6)	$5,000,000	4,790,000
Mespil Securities Inc.	Credit Linked Notes to Mespil Securities 2017-1, Class A, 5.88%^, 12/28/2027, 144A(5)	$6,000,000	5,722,200
Nansa CLO D.A. Co.	Credit Linked Notes to Nansa CLO Designated Activity Company, 9.40%^, 3/1/2026, 144A(5)	€8,229,455	9,083,266
RESONANCE 5	Credit Linked Notes to BNP Paribas, 7.49%^, 10/25/2029, 144A(5)	€6,600,000	7,738,214
Syntotta D.A. Co.	Credit Linked Notes to Syntotta 1 Designated Activity Company, 8.70%^, 11/4/2037, 144A(5)	€4,455,833	4,989,179
	Total Regulatory Capital Securities (Cost $55,191,741)		55,770,759

1	StoneCastle Financial Corp. |	See notes to Schedule of Investments

		# of
		Shares/Par
Company(1)	Investment	Amount(2)	Fair Value(3)
Trust Preferred and Preferred Stocks – 17.0%
Banking – 17.0%
Central Trust Company Capital Trust I.	Junior Subordinated Debt (Trust Preferred Security), 10.25%, 7/25/2031	$1,004,000	$971,370
Fidelity Federal Bancorp	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%	$4,439,000	4,328,025
Fidelity Federal Bancorp	Fixed Rate Cumulative Perpetual Preferred Stock, Series B, 9%	$51,000	49,725
First Marquis Holdings, LLC.	Variable Rate Perpetual Preferred Stock(4) (Estimated effective yield 13.42%)(6)	$6,550,000	7,100,855
M&T TPS LLC	Trust Preferred Security, Series 2015-1 9.74%, Note, 9/30/2030, 144A(5)	$2,016,697	2,012,699
The Queensborough Company	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%	$6,985,000	6,705,600
The Queensborough Company	Fixed Rate Cumulative Perpetual Preferred Stock, Series B, 9%	$94,000	90,240
TriState Capital Holdings	Fixed /Floating Cumulative Perpetual Preferred Stock, 6.75% (TSCAP)	$80,000	1,985,600
	Total Trust Preferred and Preferred Stocks (Cost $22,895,916)		23,244,114
Common Stocks – 4.6%
Banking – 4.6%
U.S. Bancorp.	U.S. Bancorp, Common Stock	175,000	6,273,750
	Total Common Stocks (Cost $6,826,312)		6,273,750
Exchange Traded Fund – 10.4%
Diversified Financials and Banking – 10.4%
iShares S&P U.S. Preferred Stock Index Fund	iShares U.S. Preferred Stock Index Fund - Exchange Traded Fund (PFF)	390,749	14,242,802
	Total Exchange Traded Fund (Cost $14,656,603)		14,242,802
	Total Long Term Investments (Cost $148,293,452)		144,599,428
Money Market Fund – 1.7%
Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio	Institutional Share Class - Money Market Mutual Fund (MISXX) 0.01%	2,368,421	2,368,421
	Total Money Market Fund (Cost $2,368,421)		2,368,421
	Total Investments (Cost $150,661,873)(7) † — 107.2%		146,967,849
	Other assets and liabilities, net — (7.2)%(8)		(9,865,248)
	Total Net Assets — 100.0%		$137,102,601

See notes to Schedule of Investments	| StoneCastle Financial Corp.	2

		# of
Company	Investment	Contracts	Fair Value(3)
Call Options Written – (0.9)%
Banking – (0.9)%
U.S. Bancorp.	U.S. Bancorp., Notional amount $5,250,000, Exchange; NYSE, Expires 1/15/2021, Strike Price $30	(1,750)	$(1,181,250)
	Total Call Options Written (Premium received $(1,801,080))		$(1,181,250)

(1)	We do not “control” and are not an “affiliate” of any of our investments, each as defined in the Investment Company Act (the “1940 Act”).
(2)	Par Value in USD or EUR.
(3)	Fair Value is determined in good faith in accordance with the Company’s valuation policy and is reviewed and accepted by the Company’s Board of Directors.
(4)	The preferred shares are considered an equity position. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying company’s securities less contractual payments to debt holders and company expenses. The estimated effective yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted as needed. The estimated effective yield may ultimately not be realized.
(5)	Security is exempt from registration under Rule 144A of the Securities Act of 1933.
(6)	Investments determined using significant unobservable inputs (Level 3). The value of such securities is $26,776,255 or 19.53% of net assets.
(7)	Cost values reflect accretion of original issue discount or market discount, and amortization of premium.
(8)	Includes $10,000,000 in bank loans from Texas Capital Bank.
*	The estimated effective yield including structuring fees paid annually through maturity of 2028 is 9.60%.
^	Current period coupon is based on the 3 month LIBOR rate plus 1,000 basis points. Coupon resets on a quarterly basis on January, 20, April 20th, July 20th and October 20th.
†	As of September 30, 2020, the tax cost basis of investment securities was $150,661,873. The gross unrealized appreciation over tax cost was $3,090,714 and gross unrealized depreciation under tax cost was $6,784,738. Net unrealized depreciation of tax cost under value was $3,694,024.

Forward foreign currency contracts outstanding as of September 30, 2020 were as follows:

						Unrealized
Currency Purchased		Currency Sold		Expiration	Counterparty	Depreciation
USD	22,680,172	EUR	19,465,287	10/30/20	BNYM	$(156,491)
						$(156,491)

BNYM Bank of New York Mellon
EUR	Euro
USD	United States Dollar

3	StoneCastle Financial Corp. |	See notes to Schedule of Investments

Additional Information

The following is a listing of the underlying unsecured loans that were made by Community Funding 2018, LLC. See Notes to Financial Statements for additional information on StoneCastle Financial Corp’s. investment in Community Funding 2018, LLC.

	Principal
Bank Name	Amount	State
Big Poppy Holdings, Inc. Freeport	$9,000,000	California
Bancshares, Inc.	3,150,000	Illinois
Fidelity Federal Bancorp	8,000,000	Indiana
Halbur Bancshares	3,000,000	Iowa
Vintage Bancorp	3,000,000	Kansas
C&F Financial Corporation	4,500,000	Maryland
First Bancshares	10,000,000	Mississippi
MidWest Regional Bank	5,000,000	Missouri
Lincoln Park Bancorp	5,000,000	New Jersey
MidWest Community	2,500,000	Oklahoma
Peoples Bancshares	4,000,000	Virginia
Total	$57,150,000

See notes to Schedule of Investments	| StoneCastle Financial Corp.	4

Notes to Consolidated Schedule of Investments (unaudited)

Investment Valuation–The most significant estimates made in the preparation of the financial statements of StoneCastle Financial Corp. (“SCFC” or the” Company”) are the valuation of equity and debt investments and the effective yield calculation with respect to certain debt securities, as well as the related amounts of unrealized appreciation and depreciation of investments recorded. The Company believes that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments that SCFC makes. The Company is required to specifically fair value each individual investment on a quarterly basis.

The Company complies with ASC 820-10, Fair Value Measurements and Disclosure, which establishes a three-level valuation hierarchy for disclosure off air value measurements. ASC 820-10 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes the following three-tier fair value hierarchy:

•      Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access;

•      Level 2 — Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data; and

•      Level 3 — Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

To the extent securities owned by the Company are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 of the fair value hierarchy.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by SCFC in determining fair value is greatest for securities categorized in Level 3.In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement. The valuation levels are not necessarily an indication of the risk associated with investing in those securities.

5	StoneCastle Financial Corp. |

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, SCFC’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. SCFC uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

SCFC will determine fair value of its assets and liabilities in accordance with valuation procedures adopted by its Board of Directors. The Company may utilize the services of one or more regionally or nationally recognized independent valuation firms to help it determine the value of each investment for which a market price is not available. SCFC’s Board of Directors will also review valuations of such investments provided by StoneCastle-ArrowMark Asset Management, LLC, the Advisor to the Company (“the Advisor”). To the extent SCFC invests in securities for which market quotations are readily available, such market value will be used to value those securities. If a market value cannot be obtained or if SCFC’s Advisor determines that the value of a security as so obtained does not represent a fair value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), fair value shall be determined pursuant to the methodologies established by our Board of Directors. In making these determinations, the Company may engage an independent valuation firm from time to time to assist in determining the fair value of our investments. The methods for valuing these investments may include fundamental analysis, discounts from market prices of similar securities, purchase price of securities, subsequent private transactions in the security or related securities, or discounts applied to the nature and duration of restrictions on the disposition of the securities, as well as a combination of these and other factors.

The Company’s assets measured at fair value subject to the disclosure requirements of ASC 820-10-35 at September 30, 2020, were as follows:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL FAIR	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 9-30-20	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS
Assets
Term Loans	$22,262,850	$—	$22,262,850	$—
Structured Debt Securities	22,805,153	—	22,805,153	—
Regulatory Capital Securities	55,770,759	—	36,095,359	19,675,400
Trust Preferred and Preferred Stocks	23,244,114	—	16,143,259	7,100,855
Common Stock	6,273,750	6,273,750	—	—
Exchange Traded Fund	14,242,802	14,242,802	—	—
Money Market Fund	2,368,421	2,368,421	—	—
Total Assets	$146,967,849	$22,884,973	$97,306,621	$26,776,255

| StoneCastle Financial Corp.	6

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL FAIR	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 9-30-20	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS
Liabilities
Derivatives:
Equity Risk Contracts
Written Options	$(1,181,250)	$(1,181,250)	$—	$—
Foreign Currency Contracts
Forward Foreign Currency Contracts	(156,491)	—	(156,491)	—
Total Liabilities	$(1,337,741)	$(1,181,250)	$(156,491)	$—

The Level 3 categorized assets listed above have been valued via the use of a) independent third party valuation firms, or, b) fair valued as determined in good faith by the Board of Directors, in accordance with procedures established by the Board of Directors.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires SCFC to present a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of a period. U.S. GAAP also requires SCFC to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented below:

	DEBT	PREFERRED
	SECURITIES	STOCK		TOTAL
Balance at December 31, 2019	$—	$12,632,975		$12,632,975
Realized gains including earnings	—	—		—
Unrealized appreciation/(depreciation) on investments	—	(5,532,120)		(5,532,120)
Purchases	19,675,400	—		19,675,400
Sales	—	—		—
Transfers in	—	—		—
Transfers out	—	—		—
Balance at September 30, 2020	$19,675,400	$7,100,855	(1)	$26,776,255

(1) Value based on discount for transaction costs.

The change in unrealized appreciation on Level 3 securities held as of September 30, 2020 was $(5,532,120).

					IMPACT TO
	FAIR VALUE AT	VALUATION	UNOBSERVABLE		VALUATION FROM AN
	9-30-20	TECHNIQUES	INPUTS	ASSUMPTIONS	INCREASE TO INPUT
Preferred Stock	$7,100,855	Prior Transaction	Discount for	3.00%	Increase in
		Analysis	transaction costs		unobservable
					input will
					Decrease
					the value.
Capital Securities	19,675,400	Broker Quotes	—	—	—
	$26,776,255

For more information with regard to significant accounting policies, see the most recent Company’s annual report filed with the Securities and Exchange Commissions.

7	StoneCastle Financial Corp. |

Written Options — The Fund is subject to equity and other risk exposure in the normal course of pursuing its investment objectives and may enter into options written to hedge against changes in interest rates, foreign exchange rates and values of equities. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on a domestic securities exchange or issued by the Options Clearing Corporation. An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes. Written options are initially recorded as liabilities to the extent of premiums received and subsequently marked to market to reflect the current value of the option written. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. The Fund’s maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premium paid.

For the period ended September 30, 2020, the Fund’s quarterly average volume of derivatives is as follows:

Written
Options
(Proceeds)
$(900,540)

Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished. through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

| StoneCastle Financial Corp.	8

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counter parties to meet the terms of their contracts. For the period ended September 30, 2020, the Fund’s average monthly volume of forward foreign currency contracts was as follows:

Forward Foreign
Currency
Contracts - Sold
$6,776,813

9	StoneCastle Financial Corp. |